White Mountains Insurance Group, Ltd. 2025 Annual Investor Presentation Exhibit 99.1

1 Forward-Looking Statements Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s: (i) change in book value per share or return on equity; (ii) business strategy; (iii) financial and operating targets or plans; (iv) incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; (v) projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses; (vi) expansion and growth of its business and operations; and (vii) future capital expenditures. These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including: (i) the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s 2024 Annual Report on Form 10-K; (ii) claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, wildfires, tornadoes, tsunamis, severe weather, public health crises, terrorist attacks, war and war-like actions, explosions, infrastructure failures, or cyber-attacks; (iii) recorded loss reserves subsequently proving to have been inadequate; (iv) the market value of White Mountains’s investment in MediaAlpha; (v) business opportunities (or lack thereof) that may be presented to it and pursued; (vi) actions taken by rating agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch; (vii) the continued availability of capital and financing; (viii) the continued availability of fronting and reinsurance capacity; (ix) deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease and corresponding mitigation efforts; (x) competitive forces, including the conduct of other insurers; (xi) changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and (xii) other factors, most of which are beyond White Mountains’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

2 Notes and Non-GAAP Financial Measures Notes The notes on p. 54-55 in the Appendices include additional context and information that management believes is helpful in understanding White Mountains's financial condition and performance. Non-GAAP Financial Measures Management believes the non-GAAP measures included in this presentation to be useful to management and investors in depicting and evaluating White Mountains's financial condition and performance. The non-GAAP financial measures included in this presentation, and the number of the page on which each measure is first used, are listed below. • Adjusted Book Value per Share (“ABVPS”) (p. 5) • Growth in ABVPS (p. 5) • Owners’ Capital Per Share (p. 11) • Owners’ Capital (p. 12) • Ark Growth in Tangible Book Value (p. 14) • Kudu Levered Return (p. 21) • Kudu Annualized Adjusted EBITDA (p. 22) • HG Global Growth in Adjusted Book Value (p. 25) • Bamboo MGA Adjusted EBITDA (p. 31) • Total Portfolio (Ark, HG Global, Parent, Consolidated) (p. 46, 47) • Fixed Income (Ark, HG Global, Parent, Consolidated) (p. 47) • Investment Leverage (p. 47) • Equities and Alternatives (Ark, Parent, Consolidated) (p. 47) • Equities and Alternatives / Total Portfolio (Ark, Parent, Consolidated) (p. 47) • Equities and Alternatives / Shareholders’ Equity (Ark, Consolidated) (p. 47) • Total Portfolio Return (p. 48) • Fixed Income Return (p. 48) • Equity and Alternative Return (p. 48) Please see p. 56-69 in the Appendices for a reconciliation of each non-GAAP measure from its most closely comparable GAAP financial measure. Electronic Copy of Presentation An electronic copy of this presentation is available on our website: www.whitemountains.com

Introductions

Year in Review

5 Year in Review  Okay 2024 – Grew ABVPS by 8% to $1,834 – Short of target  10YT + 700 bps [1], or 11%  Key highlights: – Strong operating results at Ark/Outrigger and Bamboo – Mixed operating results elsewhere – Good investment returns – No new deployments  2025 deployments: – BroadStreet Partners – White Mountains Partners / Enterprise Solutions

6 Returns in Context YTD May 31, Book value returns 2024 1Q25 Market value returns 2024 2025 WTM (A)BVPS [2] 7.7% 0.4% WTM MVPS 29.3% -8.2% 10YT + 700 bps [1] 10.9% 2.9% S&P 500 25.0% 1.1% Dowling & Partners Composite TVC [3] 19.1% n/a S&P Financials 30.3% 5.8% Dowling & Partners Composite [4] 34.0% n/a

Capital & Financial Position

8 $3.2 $2.1 $3.1 $1.6 $0.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 1Q17 2017 2018 2019 2020 2021 Post-NSM 2022 2023 2024 1Q25 $ in b ill io ns Capital deployments, cumulative Capital distributions, cumulative Undeployed capital Deployments, Distributions and Undeployed Capital [6][5] Post-OneBeacon: $1.8 billion deployed $1.5 billion distributed Post-NSM: $1.4 billion deployed $0.6 billion distributed [7][6]

9 Financial Position as of 1Q25  Total capital of $5.8 billion, principally in shareholders’ equity – No financial leverage at parent – Prudent financial leverage at our operating businesses – Consolidated debt to total capital of 12%  Undeployed capital of $0.5 billion, or 9% of total capital

Operating Businesses

11 Owners’ Capital Per Share as of 1Q25 [8] Total: $1,752 BVPS Ark $401 WM Outrigger $74 Kudu $296 HG Global $292 Bamboo $91 MediaAlpha $64 PC/DS $58 BroadStreet Partners $58 White Mountains Partners $25 Other operating businesses $60 Strategic investments & other $119 Undeployed capital $213

12 Key Operating Businesses Company Initial investment year WTM ownership [9] Management ownership [9] Owners’ Capital [8] ($ in millions) Per Share [8] ($) 2021 62% 38% $1,222 $475 2018 78% 15% 763 296 2012 97% 3% 752 292 2024 64% 27% 235 91 2014 24% 32% 165 64 2015 51% 49% 150 58 2025 <5% n/a 150 58 2023 66% 34% 65 25 WM Outrigger

13 Ark: Overview  Specialized P&C (re)insurance business  Founded in 2007 by Ian Beaton and Nick Bonnar  Writes five major lines of business: property, specialty, marine & energy, A&H and casualty  Business written via: – Lloyd’s Syndicates 4020 and 3902 and ACSN 3832 – Bermuda-based reinsurer Group Ark Insurance Ltd.  Consistent top-quartile Lloyd’s underwriter WM Outrigger

14 Ark: Recent Results  Excellent results in 2024 – Combined ratio of 83% – Grew Tangible Book Value by 28% – Gross written premiums of $2.2 billion, up 16% YOY and 4x since our acquisition – Blended risk-adjusted rate change flat  Solid 1Q25 – Combined ratio of 94% – Gross written premiums of $1.1 billion, up 27% YOY – Blended risk-adjusted rate change of -2% WM Outrigger

15 $598 $1,059 $1,452 $1,898 $2,207 $2,443 98% 87% 82% 82% 83% 84% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2020 2021 2022 2023 2024 1Q25 TTM C om bined R atio G ro ss W rit te n Pr em iu m s ( $ in m ill io ns ) Property Specialty Marine & Energy Casualty A&H Combined Ratio Ark: Financial Snapshot [10] WM Outrigger

16 Ark: Relative Performance at Lloyd’s WM Outrigger 2020-2024 Profitability and Volatility [11] Less Profitable More Profitable Le ss V ol at ile M or e Vo la til e Source: Insurance Insider ERS 218 Arch 1955 Antares 1274 CNA Hardy 382 RenRe 1458 Canopius 4444 Brit 2987 Argenta 2121 Liberty 4472 Tokio M. 510 Hamilton 4000 Chaucer 1084 HCC 4141 CVS 1919 Ascot 1414 Newline 1218 Atrium 609 Aegis 1225 Munich Re 457 Arch 2012 WRB 1967 Beazley 623 QBE 2999 Talbot 1183 ARK 4020 Chubb 2488 Markel 3000 Scor 2015 Brit 2988 Apollo 1969 MS Amlin 2001 AXA XL 2003 AIG 2019 Westfield 1200 Travelers 5000 Aspen 4711 Everest 2786 Inigo 1301 Beat 4242 Nephila 2357 Allied W. 2232 GIC Re 1947 Cin. Glob. 318 Beazley 5623 Lancs 3010 Ariel 1910 Faraday 435 Hiscox 33 MAP 2791 ARK 3902 Probitas 1492 Apollo 1971 Blenheim 5886 Axis 1686 Lancs 2010 Hiscox 3624 IQUW 1856 Ive 2525 Dale 1729 Meacock 727 Beazley 2623 Navigators 1221 Sirius 1945 QBE 386

17 Ark: Market Environment WM Outrigger Rate, Terms & Conditions Uncertainties  Property (re)insurance  softening but still good profitability  Marine & energy  rolling  Specialty  differentiated  A&H  flat  Casualty  up 5-10%  Geopolitics  Deglobalization and tariff impacts  Catastrophic risks and secondary perils

18 Ark: Going Forward WM Outrigger  Near-term  cyclical opportunities persisting  Longer-term  secular themes and structural changes emerging  Opportunistic capital redeployment in the face of uncertainty and risk  Build-out of newer teams  A&H, marine liability and political violence / crisis management

19 Ark: Outrigger  Outrigger Re is a sidecar to Ark’s Bermuda global property cat XOL reinsurance book; renewable annually  Ark launched Outrigger for the 2023 underwriting year; renewed for 2024 and 2025  Solid 2025 renewal season – Premiums and exposures in line with plan – Risk adjusted rate change of -6% – Modeled returns remain highly attractive WM Outrigger Underwriting year ($ in millions) 2023A 2024A 2025P WTM capital 205$ 130$ 150$ Third party capital 45 120 80 Total capital 250$ 250$ 230$ Underwriting year return[12] 37% 22% 32%

20 Kudu: Overview  Provides capital solutions and advisory services to asset management companies  Deals are typically structured as revenue shares with equity participation rights – Healthy cash yield at inception (~10% on average) – Growing cash yield with growth in AUM / fees kicker – Equity kicker from portfolio company events  Kudu has deployed over $1 billion of gross capital into 28 managers  Deal pipeline remains robust  Funding is shifting to self-sustaining model – Away from incremental equity capital – Toward reinvestment of free cash flow and incremental debt capital – Goal  $150 million of deployments per year

21 Kudu: Recent Results  Solid 2024 results – GAAP ROE of 9%; Levered Return of 9% – Portfolio value up 7% YOY on a same store basis – Deployed $104 million, primarily into two new deals  Strong 1Q25 results – TTM GAAP ROE of 13%; TTM Levered Return of 9% – Portfolio value up 4% on a same store basis – Deployed $69 million into one new deal  To date, 3 full exits have produced a combined IRR of 28%  20 of 25 remaining investments in-line with initial underwriting or better

22 $267 $401 $670 $696 $896 $1,014 $1,126 -$100 $100 $300 $500 $700 $900 $1,100 2019 2020 2021 2022 2023 2024 1Q25 G A A P Fa ir V al ue o f P or tfo lio ($ in m ill io ns ) Net equity capital drawn Debt capital drawn Net gain (loss) on Kudu's portfolio Kudu: Financial Snapshot $21 TTM Annualized Adjusted EBITDA [13]: $29 $48 $39 $66 $61 $65

23 7% 8% 11% 8% 12% 9% 9% 6% 7% 20% 12% 17% 9% 13% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2019 2020 2021 2022 2023 2024 1Q25 TTM R et ur ns Levered Return GAAP ROE Kudu: Returns Average = 12% Average = 9%

24 HG Global: Overview  BAM is a mutual company that insures essential public purpose municipal bonds  HG Global is a stock company owned by WTM – Provides first-loss reinsurance to BAM – Provided startup capital to BAM  WTM and HG Global have two economic interests: – HG Re reinsurance business – Principal and interest on BAM surplus notes  WTM deconsolidated BAM on July 1, 2024

25 HG Global: Recent Results  Mixed year for HG Global / BAM in 2024 – HG Global Growth in Adjusted Book Value of 6% – BAM total premiums [14] of $136 million (up 4% YOY) – BAM par insured [15] of $20 billion (up 26% YOY) – BAM total pricing [14] at 69 bps (down 18% YOY) – Cash payments on surplus notes of $30 million  Mixed 1Q25 – HG Global growth in book value of 3% – Weaker primary market activity; stronger secondary market activity – BAM executed Fidus IV, growing claims paying resources by $175 million

26 BAM: Financial Highlights & Market Environment Year ended TTM ($ in millions, except where stated) 2022 2023 2024 1Q25 Par insured ($ in billions) [15] 16.0$ 15.6$ 19.7$ 19.0$ Total pricing [14] 91 bps 84 bps 69 bps 69 bps Total premiums [14] 147$ 131$ 136$ 132$ Claims paying resources 1,423$ 1,501$ 1,664$ 1,848$ Total new municipal bond issuance ($ in billions) 360$ 363$ 496$ 514$ Insured penetration, overall 8% 9% 8% 8% Insured penetration, target market 26% 31% 28% 27% BAM market share (transactions) 56% 55% 53% 53% 10YT (period end) 3.88% 3.88% 4.58% 4.23% Muni A to insured credit spread (average) 7 bps 5 bps 6 bps 7 bps

27 HG Global: Financial Snapshot Year ended TTM ($ in millions) 2022 2023 2024 1Q25 HG Global Growth in (Adjusted) Book Value [16] 5% 11% 6% 8% Reinsurance written premiums, net [17] 38$ 35$ 37$ 35$ Reinsurance earned premiums, net [17] 18$ 19$ 21$ 23$ HG Global investment return -8% 6% 3% 6% Principal & interest paid on BAM surplus notes 36$ 27$ 30$ 30$ 97% of HG Global's UPR, net of DAC 173$ 189$ 204$ 203$

28 HG Global/BAM: Key Priorities  Enhance HG Global’s contribution to growth in WTM BVPS – Grow written premiums – Optimize investment returns in trust portfolios – Pay down surplus notes – Maximize releases from trust accounts (upstreamed to parent)  Preserve and enhance BAM’s financial strength – Maintain AA Rating / Stable Outlook from S&P – Grow claims paying resources and utilize capital efficiently – Optimize investment returns in BAM portfolio  Grow BAM’s lines of business – Primary market  increase penetration in targeted regions and credit sectors – Secondary market  broaden institutional investor utilization; enhance trade execution – Entry into Australia and New Zealand

29 Bamboo: Overview  Homeowners’ insurance MGA founded and led by John Chu  Differentiated model with near and long-term competitive advantages: – Commission-based MGA model with blue-chip distribution and reinsurance partners – Strategically launched in California; now expanding to additional markets – Underwriting advantage driven by proprietary risk management and selection capabilities – Modern, scalable, cost-efficient technology infrastructure – Incremental AI capabilities being deployed across value chain to enhance speed and efficiency – Transportable and scalable business model with minimal incremental investment required

30 Bamboo: Value Chain Fee based Risk bearing Customers / Agents Bamboo MGA Fronting Carriers (A- Rated) Reinsurance Partners Quota Share Third Party Bamboo Captive WTM CRV Fronting Carriers Cat XOL (Third Party)

31 Bamboo: Recent Results  Outstanding 2024 – Managed premiums [18] of $484 million, up over 2x YOY – MGA Adjusted EBITDA [19] of $53 million, up over 7x YOY  Strong 1Q25 performance – TTM managed premiums [18] of $542 million, up 12% QOQ – TTM MGA Adjusted EBITDA [19] of $66 million, up 26% QOQ – $110 million debt recap; $80 million returned to WTM after one year of ownership – CA wildfires a validating event for the business model – Successful 4/1 renewal supported by traditional reinsurers as well as new sidecar and cat bond investors – New programs launched with additional fronting and reinsurance partners to support growth

Bamboo: Financial Snapshot



bamboo
TTM Managed premiums [18] ($ in millions)
$700
$600
$500
$400
$300
$200
$100
$0
TTM MGA Adjusted EBITDA [19] ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$215
$7
$15
$27
$42
$53
$66
$542
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
Managed premiums, renewal
Managed premiums, new
MGA Adjusted EBITDA

32

33 Bamboo: California Wildfires  January 2025 CA wildfires  largest wildfire insured loss event in US history by 2-3x  Validated underwriting and aggregation management strategy – Programs incurred $160 million of net losses – Strong loss performance relative to market – MGA earnings largely unaffected; $3.5 million of losses retained at Bamboo captive  Strong loss performance driven by: – Adequate base-rate levels with additional rate and underwriting actions earning through – Strong risk selection via proprietary tech and data-driven underwriting models – Real-time micro and macro aggregation management by peril at the point of sale  Primary market “normalization” in CA likely further delayed

Bamboo: 4/1 Reinsurance Renewal

bamboo

Quota Share

- Diversified capacity: ~25 traditional reinsurers, affiliated capacity and new sidecar markets
- Maintained strong panel of traditional reinsurers and added Chubb and Allianz
- Sliding scale commission remains based on attritional loss ratio performance

Cat XOL

- Fully-placed tower with diversified capacity: traditional reinsurers and new catastrophe bond
- High-quality panel: all traditional markets rated A- and above
- Purchase inclusive of a reinstatement fully funded at issuance

Sidecar (*Greenshoots Re*)

- Created a new diversified source of quota share capacity via the broader capital markets
- Sized at $70 million, supported by several institutional investors

Catastrophe Bond (*Greengrove Re*)

- Issued a $100 million cat bond (XOL)
- Offering upsized; priced at lower end of guidance

34

White Mountains

35 Bamboo: Go-Forward Priorities  Continue to execute on clear market opportunity in California – Favorable attritional loss ratio outlook for existing book as portfolio scales and seasons – Significant CA “white space” remains  ~3-4% market share today  Leverage existing platform to expand addressable market and growth opportunity – Expand distribution network and product capabilities – Add and diversify fronting and reinsurance capacity – Expand geographically  launch Texas in mid 2025 and additional new markets in 2026+  Optimize and refine underwriting tools to drive continued superior loss performance  Further enhance data & analytics and AI capabilities to maintain competitive edge

36 MediaAlpha: Overview  Online customer acquisition technology company (NYSE: MAX)  Industry-leading marketplaces for real-time transactions in clicks, calls and leads  Multiple verticals, including P&C, health and life insurance  Fee-based economic model: take percentage on all marketplace transactions  WTM owns 24% of MAX  Unconsolidated business held at fair market value (= MAX share price)  Original deployment has produced an 8.9x MOIC in cash; hold 16.9 million shares of continuing upside  Tender deployment has produced a 1.5x MOIC in cash; hold 0.9 million shares of continuing upside

37 MediaAlpha: Recent Results  Mixed year in 2024  record operating results but flat stock price – Transaction value of $1.5 billion (up 2.5x YOY) – Adjusted EBITDA of $96 million (up 3.5x YOY) – Share price impacted by news of ongoing FTC matter  Strong 1Q25 results – TTM Adjusted EBITDA of $111 million (up 224% YOY) – Positive momentum in P&C vertical; key carriers continue to ramp up ad spend – Remain engaged with FTC in effort to reach mutually acceptable resolution

38 $38 $101 $150 $175 $219 $396 $560 $816 $1,019 $738 $593 $1,492 $1,746 $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 TTM A djusted E BITD A ($ in m illions) Tr an sa ct io n V al ue ($ in m ill io ns ) Transaction Value - p&c Transaction Value - health Transaction Value - life & other Adjusted EBITDA MediaAlpha: Financial Snapshot [20] Hard market Soft marketSoft marketHard market

39 PassportCard / DavidShield: Overview  Offers travel and expat medical insurance  Delivers coverage and services in 200+ countries around the world  Real-time, paperless insurance solution, delivered via debit card  Superior customer experience, premium pricing and high reactivation rates  Originally launched in Israel; select international expansion  Economic model is commission-based (base and profit); no net risk retention  WTM owns 51% of PassportCard / DavidShield  Unconsolidated business held at fair value

40 PassportCard / DavidShield: Recent Results [21]  Solid year in 2024 despite ongoing war in the Middle East  Core premiums of $212 million (down 3% YOY) – Israeli leisure travel premiums of $107 million (down 13% YOY) – Expat medical premiums of $105 million (up 12% YOY)  Core EBITDA declined to $6 million – Decline in Israeli leisure travel premiums – Maintained staffing and tech spend in anticipation of post-war rebound  Good 1Q25 – TTM core premiums of $228 million, just shy of record pre-war levels  Australia leisure travel business growing nicely

41 $55 $79 $107 $132 $154 $75 $125 $232 $217 $212 $228 $6 $6 $10 $15 $18 $2 $14 $35 $18 $6 $8 $0 $5 $10 $15 $20 $25 $30 $35 $40 $0 $40 $80 $120 $160 $200 $240 $280 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 TTM C ore E BITD A ($ in m illions) C or e C on tr ol le d Pr em iu m s ( $ in m ill io ns ) Leisure travel - Israel Expat medical - Europe Expat medical - Israel Core EBITDA PassportCard / DavidShield: Financial Snapshot [21] COVID-19 War in Middle East

42 BroadStreet Partners: Overview  Leading insurance brokerage platform (U.S. and Canada)  Diversified distribution business with 100% commission and fee-based economic model  Platform with strong operating track record and proven tuck-in M&A strategy  Top-tier management team led by Mike O’Connor (former Co-President of Aon)  WTM co-led recap of BroadStreet alongside Ethos and BCI, deploying $150 million  Opportunistic deployment with strong risk-adjusted return profile alongside good partners  Expected to close in 3Q25  Unconsolidated business held at fair value

43 White Mountains Partners: Overview  Wholly-owned business unit launched in 4Q23  Led by CEO and Managing Partner John Daly  Provides first institutional capital to family, founder and entrepreneur-owned businesses in three sectors: – Essential services – Light industrial – Specialty consumer  Natural extension of our long-term, value-oriented approach to capital deployment  Opportunity to diversify into sectors uncorrelated with insurance cycle  Intend to deploy up to $500 million of equity capital over time

44 White Mountains Partners: Enterprise Solutions Acquisition  In April, WMP announced its first deal to acquire a 66% interest in Enterprise Solutions for ~$65 million – Co-founders and senior management retained the remaining 34% stake – Entire management team to continue post-close  Enterprise Solutions provides specialty electrical contracting services – Focused primarily in TN, FL and TX – Designs, engineers, prefabricates and installs electrical infrastructure – Serves end markets such as healthcare, manufacturing and data centers – Led by Chairman and CEO Jim Seabury  Robust deal pipeline WMP expects further deployments in the near to medium term

Investments

46 Investments: Philosophy and Approach  Invest for total return  Policyholder funds invested conservatively; shareholder funds invested more aggressively  Relative to insurance peers, we tend to have (i) shorter duration and (ii) higher equity exposure  Parent investment decisions take into account capital position and corporate needs  $4.8 billion Total Portfolio [22] at 1Q25 – $2.3 billion of policyholder funds – $2.5 billion of shareholder funds

47 Investments: Composition ($ in millions) Ark HG Global Parent [23] Consolidated Fixed Income [22] 2,479$ 689$ 679$ 3,847$ Equities and Alternatives [22] 556 - 381 936 Total Portfolio [22] 3,034$ 689$ 1,059$ 4,783$ Investment Leverage 2.1x 1.4x 1.0x 1.1x Fixed income duration (years) [24] 1.1 4.1 1.8 1.8 Fixed income credit quality A+ AA AA- A+ Equities and Alternatives / Total Portfolio 18% 0% 36% 20% Equities and Alternatives / Shareholders’ Equity [25] 38% 0% n/a 41% As of March 31, 2025

48 Investments: Performance [26] 2022 to 2022 to 1Q25 Year ended 1Q25 Annualized 2022 2023 2024 1Q25 Annualized Outperformance Total Portfolio Return -2.1% 9.1% 5.4% 1.7% 4.3% 10YT + 150 bps -14.8% 4.3% -0.2% 4.4% -2.3% +6.6% Conventional Wisdom Benchmark [27] -13.6% 8.5% 4.6% 1.7% -0.1% +4.3% Fixed Income Return -4.0% 6.6% 4.5% 1.7% 2.6% BBG Intermediate U.S. Aggregate Index -9.5% 5.2% 2.5% 2.6% 0.0% +2.6% Equity and Alternative Return 7.9% 17.1% 8.8% 1.5% 10.8% S&P 500 Index -18.1% 26.3% 25.0% -4.3% 6.8% +4.0%

What to Expect

50 What to Expect from Us  More of the same  Focused on growing per share values over long periods of time  Not focused on near-term GAAP results  Adhering to our core operating principles: – Underwriting comes first – Maintain a disciplined balance sheet – Invest for total return – Think like owners  Strengthening talent base  Deploying / distributing capital patiently and intelligently

51 Wise Words… 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - (A)BVPS [2] 2.5% 13.5% 10.8% 9.1% 13.2% WTM - MVPS 7.4% 16.2% 11.0% 6.4% 12.3% S&P 500 8.3% 18.6% 12.5% 10.2% 11.3% S&P P&C Insurance Total Return [28] 23.7% 26.2% 16.8% 11.5% 11.0% Return periods ended March 31, 2025

52 Superior Track Record Over Nearly 40 Years $20 $75 $280 $1,050 Year 1990 1995 2000 2005 2010 2015 2020 Adjusted Book Value Per Share * Market Value Per Share * Growth since IPO: Adjusted Book Value Per Share 13% annualized, including dividends Market Value Per Share 12% annualized, including dividends Black Monday Financial Market Collapse * as of 5/31/25 Fireman’s Fund Corp. IPO $25.75 Sale of Fireman’s Fund Insurance Sirius America Acquisition OneBeacon Acquisition OneBeacon IPO Symetra IPO Sale of Esurance & AFI Sales of OneBeacon, Sirius Group, Symetra & Tranzact $1,834* $1,785* White River Spin-off Re-domestication to Bermuda Esurance Acquisition Sirius International Acquisition Symetra Investment Answer Financial (AFI) Acquisition Build America Mutual (BAM) Launch * as of 12/31/24 Kudu & NSM Acquisitions Ark Acquisition & MAX IPO Sale of NSM Bamboo Acquisition 2025

Appendices 1. Notes (p. 54) 2. Non-GAAP Financial Measures (p. 56)

54 Notes 1. 10YT + 700 bps is the beginning-of-year yield on the 10-year U.S. Treasury plus 700 bps. 2. WTM book value returns reflect growth in Adjusted Book Value Per Share through 2024 and book value per share beginning in 1Q25, both including dividends. 3. Dowling & Partners Composite TVC is a total value creation (tangible book value plus dividends) composite of 49 publicly-traded underwriters. 4. Dowling & Partners Composite reflects market performance for 58 publicly-traded underwriters and brokers. 5. 1Q17 undeployed capital is adjusted to reflect the OneBeacon transaction as if it had closed on 3/31/17. 6. 2020 deployments include unfunded commitments of $298 million at 4Q20, including WTM’s equity commitment to Ark of $200 million that was terminated in connection with Ark’s issuance of $163 million of unsecured subordinated debt in 3Q21. 7. 1Q25 deployments and undeployed capital are adjusted for the BroadStreet Partners and Enterprise Solutions transactions and pending distributions from operating businesses. 8. Owners’ Capital and Owners’ Capital Per Share reflect pending distributions and all unfunded commitments as if they were fully funded at 1Q25. 9. Ownership is presented as of 1Q25 on a fully-diluted, fully-converted basis with the exception of HG Global, for which preferred share ownership is shown. For Ark/WM Outrigger, amounts reflect ownership of Ark only. WM Outrigger is WTM’s wholly-owned segregated account of Outrigger Re Ltd. For White Mountains Partners (WMP), amounts reflect WMP’s ownership of Enterprise Solutions. 10. 2020 combined ratio presented on a U.K. GAAP basis after third-party capital, as 2020 predates WTM’s ownership of Ark. 11. Analysis measures (i) profitability using average combined ratios for the 2020-2024 period weighted by annual GWP and (ii) volatility using weighted standard deviations of annual combined ratios reported for the 2020-2024 period. Criteria for inclusion are five years of trading with more than £100 million of gross written premiums in at least three of those years. Life syndicates, RITC syndicates and SPAs are excluded. Source: Insurance Insider (used with permission). 12. Returns shown for 2023 and 2024 underwriting years reflect actual results through 1Q25. The 2025 underwriting year reflects the modeled return. 13. Kudu EBITDA is a non-GAAP financial measure that adds back interest expense on debt, income tax expense (benefit), depreciation and amortization of other intangible assets to GAAP net income (loss). Kudu Annualized Adjusted EBITDA also excludes (i) net realized and unrealized investment (gains) losses on Kudu’s participation contracts, (ii) non-cash equity-based compensation expense and (iii) transaction expenses and (i) adds annualized partial year revenues from Kudu’s participation contracts acquired in the previous 12-month period and a full year of estimated revenues from participation contracts acquired at the end of a 12-month period and (ii) removes revenues from Kudu’s participation contracts sold in the previous 12-month period. 14. BAM total premiums and total pricing include gross written premiums and member surplus contributions collected. Beginning in 2024, total premiums and total pricing also include the present value of installment premiums but exclude deals not reinsured by HG Global. 15. Beginning in 2024, BAM par insured excludes deals not reinsured by HG Global. 16. HG Global book value returns reflect growth in Adjusted Book Value for 2022 to 2024 and book value for 1Q25, both including dividends. 17. HG Global total reinsurance written and earned premiums are presented net of ceding commissions.

55 Notes 18. Bamboo managed premiums represent the total premiums placed by Bamboo during the period. Managed premium renewals are presented on a net basis and reflect endorsements, reinstatements and cancellations. Figures shown prior to 1Q24 predate WTM’s ownership of Bamboo. 19. Bamboo MGA EBITDA is a non-GAAP financial measure that adjusts Bamboo’s consolidated GAAP net income to (i) exclude the results of the Bamboo captive and (ii) add back interest expense on debt, income tax (expense) benefit and depreciation and amortization of other intangible assets. Bamboo MGA Adjusted EBITDA also excludes (i) non-cash equity-based compensation expense, (ii) software implementation expenses and (iii) restructuring expenses. Figures shown prior to 1Q24 predate WTM’s ownership of Bamboo. 20. MediaAlpha’s 2022 financials are shown on a pro forma basis adjusting for its acquisition of Pocket Your Dollars, which closed in on 4/1/22. 21. PassportCard/DavidShield core business excludes Australia and other international growth initiatives. PC Europe is classified as core beginning in 2022. Core EBITDA is presented on an underwriting year basis, net of prior period development. 22. Investments are shown on a non-GAAP basis and reflect various adjustments and management reclassifications as shown on pages 62 to 65. 23. Parent portfolio includes $65 million of Bamboo’s fixed maturity and short-term investments as shown on page 65. 24. Fixed income duration reflects management reclassifications as shown on pages 62 to 65. 25. Equities and Alternatives / Shareholders’ Equity is calculated using shareholders’ equity as the denominator for Ark and Adjusted Shareholders’ Equity for consolidated WTM as reconciled on pages 63 and 67. 26. Investment performance is shown on a non-GAAP basis as reconciled on page 68. 27. The Conventional Wisdom Benchmark is comprised of 85% of the BBG U.S. Aggregate Index return and 15% of the S&P 500 return. 28. The inception date of the S&P P&C Insurance Total Return Index was 9/11/89.

56 Non-GAAP Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value per share ("BVPS") to ABVPS and growth in ABVPS ($ millions, except per share amounts; shares in thousands) 2023 2024 Numerator WTM's common shareholders' equity (GAAP BVPS numerator) 4,240$ 4,484$ 97% of HG Global's unearned premium reserve 265 288 97% of HG Global's net deferred acquisition costs (77) (84) 97% of the time value of money discount on BAM surplus notes (88) - Adjusted Common Shareholders' Equity (ABVPS numerator) 4,341$ 4,688$ Denominator Common shares outstanding (GAAP BVPS denominator) 2,560 2,568 Less: unearned restricted common shares (12) (12) Adjusted Common Shares Outstanding (ABVPS denominator) 2,548 2,556 GAAP book value per share 1,656$ 1,746$ Adjusted book value per share 1,704$ 1,834$ Growth in GAAP BVPS, including dividends [a] 5.5% Growth in ABVPS, including dividends [a] 7.7% [a] White Mountains declared a $1 per share dividend.

57 Non-GAAP Measures White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value and GAAP BVPS to Owners' Capital and Owners' Capital Per Share ($ millions, except per share amounts) 1Q25 Owners' Capital 1Q25 Per Share Values GAAP Book Value Adjustments[a] Owners' Capital GAAP Book Value Owners' Capital Ark 1,031$ -$ 1,031$ $ 401 401$ WM Outrigger 191 - 191 74 74 Kudu 766 (3) 763 298 296 HG Global 752 - 752 292 292 Bamboo 241 (6) 235 94 91 MediaAlpha 165 - 165 64 64 PassportCard / DavidShield 150 - 150 58 58 BroadStreet Partners - 150 150 - 58 White Mountains Partners - 65 65 - 25 Other operating businesses 160 (6) 154 62 60 Strategic investments 202 62 263 78 102 Other net assets 851 (810) 42 331 16 Undeployed capital (UDC) - 548 548 - 213 Total 4,510$ -$ 4,510$ 1,752$ 1,752$ [a] Reflects pending operating business distributions, unfunded commitments and other reclassifications at the parent company.

58 Non-GAAP Measures White Mountains Insurance Group, Ltd. Reconciliation of Ark's GAAP equity to Tangible Book Value and calculation of growth in book value to Growth in Tangible Book Value, including dividends ($ millions) Year Ended December 31, 2024 Beginning GAAP equity [a] 1,230$ Less: goodwill & other intangibles (293) Plus: deferred tax liability on other intangibles 44 Plus: contingent consideration 94 Less: transaction expenses - Beginning Tangible Book Value [b] 1,075$ Ending GAAP equity [c] 1,438$ Less: goodwill & other intangibles (293) Plus: deferred tax liability on other intangibles 44 Plus: contingent consideration 155 Ending Tangible Book Value [d] 1,345$ Dividends [e] 33$ Growth in book value [(c+e)/a-1] 20% Growth in Tangible Book Value [(d+e)/b-1] 28%

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliations of Kudu GAAP net income to Kudu Annualized Adjusted EBITDA and return on equity to Levered Return

($ millions)		Trailing Twelve Months Ended 4Q20	4Q21	4Q22	4Q23	4Q24	1Q25
GAAP net income (loss)	[a]	$ 21	$ 78	$ 62	$ 105	$ 65	$ 104
Add back:							
Interest expense		6	12	15	21	22	23
Income tax expense (benefit)		7	30	27	32	17	29
Depreciation expense		-	-	-	0	0	0
Amortization of other intangible assets		-	0	0	0	0	0
EBITDA		34	120	104	158	104	156
Exclude:							
Net realized and unrealized (gains) losses		(16)	(90)	(64)	(106)	(51)	(102)
Non-cash equity-based compensation expense		-	1	0	1	0	0
Transaction expenses		4	2	2	4	2	2
Adjusted EBITDA		22	33	42	57	55	56
Adjust for participation contract transactions:							
Add annualized / forecasted revenues from acquisitions		7	18	3	9	7	8
Remove partial year revenues exits		-	(2)	(6)	0	(1)	(0)
Kudu Annualized Adjusted EBITDA		**29**	**48**	**39**	**66**	**61**	**65**
Remove: Interest expense		(6)	(12)	(15)	(21)	(22)	(23)
Levered Annualized Adjusted EBTDA	[b]	$ 23	$ 36	$ 24	$ 45	$ 39	$ 42
Average GAAP equity	[c]	$ 284	$ 400	$ 509	$ 618	$ 738	$ 790
Return on equity	[a/c]	7%	20%	12%	17%	9%	13%
Equity capital drawn, net	[d]	$ 299	$ 346	$ 304	$ 374	$ 412	$ 486
Kudu Levered Return	[b/d]	**8%**	**11%**	**8%**	**12%**	**9%**	**9%**

Note: TTM periods that precede 1Q20 are not reconciled to GAAP as Kudu was not consolidated in White Mountains's results until 2Q19.

59

White Mountains

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliation of HG Global's GAAP book value to Adjusted Book Value and growth in book value to Growth in Adjusted Book Value and (Adjusted) Book Value

($ millions)		2021	2022	2023	2024
WTM interest in HG Global - GAAP book value after intercompany eliminations	[a]	$ 838	$ 712	$ 779	$ 729
97% of HG Global's unearned premium reserve		215	242	265	288
97% of HG Global's net deferred acquisition costs		(61)	(69)	(77)	(84)
97% of the time value of money discount on BAM surplus notes		(126)	(95)	(88)	-
WTM Interest in HG Global - Adjusted Book Value	[b]	**$ 866**	**$ 790**	**$ 880**	**$ 933**
Dividends	[c]		$ 116	$ -	$ -
Growth in book value	[(a+c)/a-1]		-1%	9%	-6%
Growth in Adjusted Book Value	[(b+c)/b-1]		**5%**	**11%**	**6%**

($ millions)		1Q24	2Q24	3Q24	4Q24	1Q25	TTM 1Q25
WTM interest in HG Global - GAAP book value after intercompany eliminations	[a]	$ 789	$ 802	$ 757	$ 729	$ 752	
97% of HG Global's unearned premium reserve		268	272	278	288	-	
97% of HG Global's net deferred acquisition costs		(77)	(78)	(81)	(84)	-	
97% of the time value of money discount on BAM surplus notes		(86)	(85)	-	-	-	
WTM Interest in HG Global - Adjusted Book Value	[b]	**$ 893**	**$ 910**	**$ 955**	**$ 933**	**$ 752**	
Dividends	[c]		$ -	$ -	$ -	$ -	
Growth in book value	[(a+c)/a-1]		2%	-6%	-4%	3%	-5%
Growth in Adjusted Book Value	[(b+c)/b-1]		**2%**	**5%**	**-2%**	**n/a**	
Growth in (Adjusted) Book Value			**2%**	**5%**	**-2%**	**3%**	**8%**

60

White Mountains

61 Non-GAAP Measures White Mountains Insurance Group, Ltd. Reconciliations of Bamboo GAAP net income to MGA Adjusted EBITDA and 1Q24 Annualized MGA Adjusted EBITDA ($ millions) 4Q24 1Q25 Bamboo's consolidated GAAP net income (loss) 26$ 26$ Exclude: Net (income) loss, Bamboo Captive (1) 3 MGA net income (loss) 25 29 Add back: Interest expense - 2 Income tax expense (benefit) 7 12 Depreciation expense 0 1 Amortization of other intangible assets 16 16 MGA EBITDA 48 59 Exclude: Non-cash equity-based compensation expense 2 2 Software implementation expenses 2 2 Restructuring expenses 1 2 MGA Adjusted EBITDA 53$ 66$ Note: Periods that precede 1Q24 are not reconciled to GAAP as Bamboo was not consolidated in White Mountains's results until 1Q24. Trailing Twelve Months Ended

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliation of (i) GAAP fixed maturity and short-term investments to Fixed Income (ii) GAAP common equity securities, investment in MediaAlpha and other long-term investments to Equities and Alternatives and (iii) Equities and Alternatives / Total Portfolio.

Total Portfolio equals the sum of Fixed Income and Equities and Alternatives

($ millions)		1Q25
GAAP fixed maturity and short-term investments	[a] $	3,557
Remove: WM Outrigger fixed maturity and short-term investments		(209)
Remove: Bamboo CRV short-term investments		(43)
Remove: Kudu short-term investments		(12)
Add: accrued income & net open payables/receivables		17
Add: certain other assets		13
Reclass: certain other long-term investments		452
Reclass: ILS funds		71
Fixed Income	**$**	**3,847**
GAAP common equity securities, investment in MediaAlpha and other long-term investments	[b] $	2,995
Remove: Kudu other long-term investments		(1,126)
Remove: MediaAlpha		(165)
Remove: PassportCard / DavidShield		(150)
Remove: Unconsolidated other operating businesses		(94)
Reclass: certain other long-term investments		(452)
Reclass: ILS funds		(71)
Equities and Alternatives	[c] **$**	**936**
Total Portfolio	[d] **$**	**4,783**
GAAP common equity securities, investment in MediaAlpha and other long-term investments / total investments	[b/(a+b)]	46%
Equities and Alternatives / Total Portfolio	[c/d]	**20%**

62

63 Non-GAAP Measures White Mountains Insurance Group, Ltd. Reconciliation of (i) Ark's GAAP fixed maturity and short-term investments to Ark Fixed Income, (ii) Ark's GAAP common equity securities and other long-term investments to Ark Equities and Alternatives (iii) Ark Equities and Alternatives / Total Ark Portfolio and (iv) Ark Equities and Alternatives / Ark Shareholders' Equity. Total Ark Portfolio equals the sum of Ark Fixed Income and Ark Equities and Alternatives ($ millions) 1Q25 Ark GAAP fixed maturity and short-term investments [a] 1,999$ Add: accrued income & net open payables/receivables 13 Add: certain other assets 15 Reclass: certain other long-term investments 452 Ark Fixed Income 2,479$ Ark GAAP common equity securities and other long-term investments [b] 1,008$ Reclass: certain other long-term investments (452) Ark Equities and Alternatives [c] 556$ Total Ark Portfolio [d] 3,034$ Ark shareholders' equity [e] 1,447$ Ark GAAP common equity securities and other long-term investments / Ark total investments [b/(a+b)] 34% Ark Equities and Alternatives / Total Ark Portfolio [c/d] 18% Ark GAAP common equity securities and other long-term investments / Ark shareholders' equity [b/e] 70% Ark Equities and Alternatives / Ark Shareholders' Equity [c/e] 38%

64 Non-GAAP Measures White Mountains Insurance Group, Ltd. Reconciliation of HG Global's GAAP fixed maturity and short-term investments to HG Global Fixed Income. Total HG Global Portfolio equals HG Global Fixed Income ($ millions) 1Q25 HG Global GAAP fixed maturity and short-term investments 686$ Add: accrued income 3 HG Global Fixed Income 689$

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliation of (i) Other Operations GAAP fixed maturity and short-term investments to Parent Fixed Income (ii) Other Operations GAAP common equity securities, investment in MediaAlpha and other long-term investments to Parent Equities and Alternatives and (iii) Parent Equities and Alternatives / Total Portfolio. Total Parent Portfolio equals the sum of Parent Fixed Income and Parent Equities and Alternatives

($ millions)			1Q25
Other Operations GAAP fixed maturity and short-term investments	[a]	$	586
Add: Other Operations accrued income & net open payables/receivables			1
Add: Bamboo fixed maturity and short-term investments			65
Add: Bamboo uninvested cash, accrued income & open payables/receivables			1
Remove: Bamboo CRV short-term investments			(43)
Remove: GAAP only cash and short-term			(2)
Reclass: ILS funds			71
Parent Fixed Income		**$**	**679**
Other Operations GAAP common equity securities, investment in MediaAlpha and other long-term investments	[b]	$	861
Remove: MediaAlpha			(165)
Remove: PassportCard / DavidShield			(150)
Remove: Unconsolidated other operating businesses			(94)
Reclass: ILS funds			(71)
Parent Equities and Alternatives	[c]	**$**	**381**
Total Parent Portfolio	[d]	**$**	**1,059**
Other Operations common equities, investment in MediaAlpha and other long-term investments / Other Operations total investments	[b/(a+b)]		59%
Parent Equities and Alternatives / Total Parent Portfolio	[c/d]		**36%**

65

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP portfolio leverage to Investment Leverage for (i) Ark, (ii) HG Global, (iii) Parent and (iv) White Mountains Consolidated

($ millions)

Investment Leverage:		Ark	HG Global	Parent	Kudu & Other	Consolidated
Numerator						
GAAP investments	[a]	$ 3,215	$ 686	$ 1,447	$ 1,203	$ 6,551
Remove: WM Outrigger invested assets		(209)	-	-	-	(209)
Remove: Kudu invested assets		-	-	-	(1,138)	(1,138)
Remove: unconsolidated businesses		-	-	(409)	-	(409)
Remove: Bamboo CRV short-term investments		-	-	(43)	-	(43)
Reclass: Bamboo fixed maturity & short-term investments		-	-	65	(65)	-
All other adjustments		28	3	(1)	-	30
Total Portfolio		**3,034**	**689**	**1,059**	**-**	**4,783**
Add: BAM surplus notes		-	389	-	-	389
Investment Leverage Numerator	[b]	$ 3,034	$ 1,079	$ 1,059	$ -	$ 5,172
Denominator						
GAAP total equity	[c]	$ 1,667	$ 740	$ 1,508	$ 1,225	$ 5,140
Reclass: WM Outrigger		(191)	-	-	191	-
Reclass: unconsolidated businesses		-	-	(409)	409	-
Reclass: Bamboo CRV short-term investments		-	-	(43)	43	-
Reclass: Bamboo fixed maturity & short-term investments		-	-	65	(65)	-
Reclass: other assets and liabilities		-	-	(60)	60	-
Remove: non-controlling interests excl. Ark		-	13	-	(227)	(214)
All other adjustments		-	-	(1)	1	-
Investment Leverage Denominator	[d]	$ 1,477	$ 752	$ 1,059	$ 1,638	$ 4,926
GAAP portfolio leverage	[a] / [c]	1.9x	0.9x	1.0x	1.0x	1.3x
Investment Leverage	[b] / [d]	**2.1x**	**1.4x**	**1.0x**	**0.0x**	**1.1x**

Note: Ark GAAP figures include WM Outrigger; Kudu & Other GAAP figures include Bamboo.

66

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliation of (i) GAAP common equity securities, investment in MediaAlpha and other long-term investments to Equities and Alternatives and (ii) Equities and Alternatives / Adjusted Shareholders Equity

($ millions)			1Q25
Numerator			
GAAP common equity securities, investment in MediaAlpha and other long-term investments	[a]	$	2,995
Remove: Kudu other long-term investments			(1,126)
Remove: MediaAlpha			(165)
Remove: PassportCard / DavidShield			(150)
Remove: Unconsolidated other operating businesses			(94)
Reclass: certain other long-term investments			(452)
Reclass: ILS funds			(71)
Equities and Alternatives			**936**
Add: WTM ownership of Kudu other long-term investments			1,027
Add: MediaAlpha			165
Consolidated Equities and Alternatives	[b]	$	2,128
Denominator			
WTM's common shareholders' equity	[c]	$	4,510
97% of HG Global's unearned premium reserve			287
97% of HG Global's net deferred acquisition costs			(84)
Non-controlling interest in Ark			416
Adjusted Shareholders' Equity	[d]	$	5,128
GAAP common equity securities, investment in MediaAlpha and other long-term investments / WTM's common shareholders' equity	[a/c]		66%
Equities and Alternatives / Adjusted Shareholders' Equity	[b/d]		**41%**

67

White Mountains

Non-GAAP Measures

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns to Total Portfolio Return, Fixed Income Return and Equity and Alternative Return

(returns in USD)	2022	2023	2024	1Q25
GAAP total return on investment portfolio	-1.6%	11.4%	6.9%	1.7%
Adjusting items				
Remove: MediaAlpha	1.9%	0.0%	-0.4%	0.6%
Remove: Kudu invested assets	-2.9%	-2.1%	-1.3%	-0.7%
Remove: BAM invested assets	0.9%	0.3%	0.1%	0.0%
Remove: WM Outrigger invested assets	0.0%	0.3%	0.0%	0.0%
Remove: PassportCard/DavidShield and unconsolidated other operating businesses	-0.4%	-0.8%	0.1%	0.1%
Total Portfolio Return	**-2.1%**	**9.1%**	**5.4%**	**1.7%**
GAAP fixed maturity and short-term investment return	-4.8%	5.8%	4.3%	1.7%
Adjusting items				
Remove: Kudu invested assets	0.0%	0.0%	-0.1%	0.0%
Remove: BAM invested assets	0.6%	-0.1%	0.1%	0.0%
Remove: WM Outrigger invested assets	0.0%	0.0%	0.0%	0.1%
Reclass: ILS funds & other fixed income	0.2%	0.9%	0.2%	-0.1%
Fixed Income Return	**-4.0%**	**6.6%**	**4.5%**	**1.7%**
GAAP common equity securities and other long-term investments return	2.3%	18.5%	10.0%	1.6%
Adjusting items				
Remove: MediaAlpha	5.8%	0.5%	-0.6%	1.5%
Remove: Kudu other long-term investments	-5.0%	-3.0%	-2.2%	-1.8%
Remove: PassportCard/DavidShield and unconsolidated other operating businesses	-0.1%	-1.0%	1.0%	0.1%
Reclass: ILS funds & other fixed income	4.9%	2.1%	0.6%	0.1%
Equity and Alternative Return	**7.9%**	**17.1%**	**8.8%**	**1.5%**

68

White Mountains

69 Non-GAAP Measures White Mountains Insurance Group, Ltd. Comparison of GAAP BVPS returns to ABVPS returns 1-year 5-year 10-year 20-year Since WTM IPO (1985) WTM - BVPS 0.6% 12.4% 10.2% 8.8% 13.0% WTM - (A)BVPS [2] 2.5% 13.5% 10.8% 9.1% 13.2% Return periods ended March 31, 2025